UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2024

908 Devices Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39815	45-4524096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Summer Street

Boston, MA  02210

(Address of principal executive offices, including zip code)

(857) 254-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MASS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 30, 2024, 908 Devices Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”) reporting the Company’s completion of the acquisition of all of the issued and outstanding equity interests of CAM2 Technologies, LLC (d/b/a RedWave Technology) (“RedWave”) pursuant to an Equity Purchase Agreement (the “Purchase Agreement”) with RedWave, CAM3 HoldCo, LLC (“Seller Entity”), each of the holders of outstanding equity interests of Seller Entity (the “Beneficial Sellers”), and Jon Frattaroli, in his capacity as a guarantor for a Beneficial Seller (the “Indirect Beneficial Seller”). The transaction closed on April 29, 2024, at which time RedWave became a wholly-owned subsidiary of the Company (the “Transaction”).

The Company is filing this amendment to the Original 8-K (this “Amendment”) to amend and supplement the Original 8-K to include historical financial statements of RedWave required by Item 9.01(a) and pro forma financial information required by Item 9.01(b), each of which were excluded from the Original 8-K in reliance on the instructions to such Items of Form 8-K. Except as noted in this paragraph, no other information contained in the Original 8-K is amended or supplemented. This Amendment should be read together with the Original 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual financial position or results of operations that the Company and RedWave would have achieved had the companies been combined as of the date or during the periods presented in the pro forma financial information and is not intended to project the future financial position or results of operations that the combined company may achieve after the implementation of the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of RedWave, which comprise the balance sheet as of December 31, 2023 and the related statements of income, changes in members’ equity, and cash flows for the year then ended, the related notes to the financial statements, and the related report of BDO USA, P.C., RedWave’s independent auditors, are filed as Exhibit 99.2 hereto.

The unaudited condensed financial statements of RedWave, which comprise the unadited condensed balance sheet as of March 31, 2024 and the related unaudited condensed statements of income, changes in members’ equity, and cash flows for the three months then ended, and the related notes to the financial statements, are filed as Exhibit 99.3 hereto.

(b) Pro Forma Financial Information.

The (A) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of the Company as of March 31, 2024, (B) Unaudited Pro Forma Condensed Combined Consolidated Statements of Comprehensive Income of the Company for the three months ended March 31, 2024, (C) Unaudited Pro Forma Condensed Combined Consolidated Statements of Comprehensive Income of the Company for the year ended December 31, 2023, and (D) the related Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements, are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1*+	Equity Purchase Agreement dated as of April 29, 2024, by and among 908 Devices Inc., CAM2 Technologies, LLC (d/b/a RedWave Technologies), CAM3 HoldCo, LLC, each of the Beneficial Sellers named therein and the Indirect Beneficial Seller named therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-39815) filed on April 30, 2024).

10.1+	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-39815) filed on April 30, 2024).

23.1	Consent of BDO USA, P.C., independent auditors of CAM2 Technologies, LLC

99.1+	Press Release issued by 908 Devices Inc. on April 30, 2024 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-39815) filed on April 30, 2024).

99.2	Audited financial statements of RedWave, which comprise the balance sheet as of December 31, 2023 and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

99.3	Unaudited condensed financial statements of RedWave, which comprise the unaudited condensed balance sheet as of March 31, 2024 and the related unaudited condensed statements of income, changes in members’ equity, and cash flows for the three months then ended, and the related notes to the financial statements.

99.4	(A) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of the Company as of March 31, 2024, (B) Unaudited Pro Forma Condensed Combined Consolidated Statement of Comprehensive Income of the Company for the three months ended March 31, 2024, (C) Unaudited Pro Forma Condensed Combined Consolidated Statement of Comprehensive Income of the Company for the year ended December 31, 2023, and (D) the related Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Schedules, exhibits, and similar supporting attachments or agreements to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. 908 Devices Inc. agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

+	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

908 DEVICES INC.

Date: July 9, 2024	By:	/s/ Michael S. Turner
Name: Michael S. Turner
Title: Chief Legal and Administrative Officer